Exhibit 99.1   NEWS RELEASE

As previously announced, U.S. Cellular will hold a teleconference November 2, 2018, at 9:30 a.m. CDT.  Listen to the live call via the Events & Presentations page of investors.uscellular.com.

FOR IMMEDIATE RELEASE
U.S. Cellular reports strong third quarter 2018 results
U.S. Cellular raises profitability guidance

CHICAGO, (November 2, 2018) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $1,001 million for the third quarter of 2018, versus $963 million for the same period one year ago. Net income attributable to U.S. Cellular shareholders and related diluted earnings per share were $36 million and $0.41, respectively, for the third quarter of 2018. Excluding a $370 million ($309 million, net of tax) non-cash charge related to goodwill impairment recorded during the quarter ended September 30, 2017, net income attributable to U.S. Cellular shareholders and related diluted earnings per share were $10 million and $0.11, respectively. Including the goodwill impairment charge recorded during the quarter ended September 30, 2017, U.S. Cellular recorded a Net loss attributable to U.S. Cellular shareholders and related diluted loss per share of $299 million and $3.51, respectively.
“I’m pleased with our continued momentum this quarter,” said Kenneth R. Meyers, U.S. Cellular president and CEO. “Through the efforts of our associates across the entire organization, we produced revenue growth and continued our cost management initiatives, which led to a 19% increase in Adjusted EBITDA in the quarter. These results gave us confidence to raise our 2018 guidance on profitability.
“Our subscriber results are strong evidence that customers value our Total Plans, as more subscribers switch to unlimited plans, driving an increase in average revenue per user (ARPU), which along with contributions from inbound roaming, increased device sales and device protection plans generated an increase in operating revenues. We have been successful in minimizing impacts of higher data usage through our ongoing cost management initiatives and making enhancements to our high-quality network.”

2018 Estimated Results
U.S. Cellular’s current estimates of full-year 2018 results are shown below.  Such estimates represent management’s view as of November 2, 2018.  Such forward‑looking statements should not be assumed to be current as of any future date.  U.S. Cellular undertakes no duty to update such information, whether as a result of new information, future events or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2018 Estimated Results
	Current (1)	Previous
(Dollars in millions)
Total operating revenues	$3,950-$4,000	$3,925-$4,025
Adjusted OIBDA (2)(3)	$760-$810	$700-$800
Adjusted EBITDA (2)(3)	$925-$1,000	$850-$950
Capital expenditures	$500	$500-$550

The following table provides a reconciliation of Net income to Adjusted OIBDA and Adjusted EBITDA for 2018 estimated results, actual results for the nine months ended September 30, 2018, and actual results for the year ended December 31, 2017.  In providing 2018 estimated results, U.S. Cellular has not completed the below reconciliation to Net income because it does not provide guidance for income taxes.  Although potentially significant, U.S. Cellular believes that the impact of income taxes cannot be reasonably predicted; therefore, U.S. Cellular is unable to provide such guidance.

		Actual Results
	2018 Estimated Results (1)	Nine Months Ended September 30, 2018 (1)	Year Ended December 31, 2017
(Dollars in millions)
Net income (GAAP)	N/A	$143	$15
Add back or deduct:
Income tax expense (benefit)	N/A	55	(287)
Income (loss) before income taxes (GAAP)	$175-$250	$198	$(272)
Add back:
Interest expense	115	87	113
Depreciation, amortization and accretion expense	645	478	615
EBITDA (Non-GAAP) (2)	$935-$1,010	$763	$456
Add back or deduct:
Loss on impairment of goodwill	—	—	370
(Gain) loss on asset disposals, net	10	5	17
(Gain) loss on sale of business and other exit costs, net	—	—	(1)
(Gain) loss on license sales and exchanges, net	(20)	(18)	(22)
Adjusted EBITDA (Non-GAAP) (2)	$925-$1,000	$750	$820
Deduct:
Equity in earnings of unconsolidated entities	150-175	120	137
Interest and dividend income	15	10	8
Other, net	—	—	—
Adjusted OIBDA (Non-GAAP) (2)(3)	$760-$810	$620	$675
Note: Totals may not foot due to rounding differences.

(1)
As of January 1, 2018, U.S. Cellular adopted the new revenue recognition standard, ASC 606, using a modified retrospective approach.  Under this method, the new accounting standard is applied only to the most recent period presented.  As a result, 2018 amounts include the impacts of ASC 606, but 2017 amounts remain as previously reported.

(2)
EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above.  EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity.  U.S. Cellular does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate.  Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of U.S. Cellular’s operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of U.S. Cellular’s financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income (loss) before income taxes.

(3)	Additional information and reconciliations related to Non-GAAP financial measures for September 30, 2018, can be found on U.S. Cellular’s website at investors.uscellular.com.

Conference Call Information
U.S. Cellular will hold a conference call on November 2, 2018 at 9:30 a.m. Central Time.

▪	Access the live call on the Events & Presentations page of investors.uscellular.com or at https://www.webcaster4.com/Webcast/Page/1145/28103

▪	Access the call by phone at 877-273-7192 (US/Canada), conference ID: 7739698.
Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.
About U.S. Cellular
United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 5.1 million connections in 22 states. The Chicago-based company had 5,700 full- and part-time associates as of September 30, 2018. At the end of the third quarter of 2018, Telephone and Data Systems, Inc. owned 82 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.
Contacts
Jane W. McCahon, Senior Vice President - Corporate Relations and Corporate Secretary of TDS
312-592-5379
jane.mccahon@tdsinc.com

Julie D. Mathews, IRC, Director - Investor Relations of TDS
312-592-5341
julie.mathews@tdsinc.com
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:  All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute U.S. Cellular’s business strategy; uncertainties in U.S. Cellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses, including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings of U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of services and products offered by U.S. Cellular. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by U.S. Cellular to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about U.S. Cellular, visit:
U.S. Cellular: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	9/30/2018 (1)	6/30/2018 (1)	3/31/2018 (1)	12/31/2017	9/30/2017
Retail Connections
Postpaid
Total at end of period	4,466,000	4,468,000	4,481,000	4,518,000	4,513,000
Gross additions	172,000	146,000	129,000	177,000	191,000
Feature phones	3,000	5,000	5,000	5,000	7,000
Smartphones	130,000	106,000	91,000	128,000	132,000
Connected devices	39,000	35,000	33,000	44,000	52,000
Net additions (losses)	(1,000)	(13,000)	(37,000)	5,000	35,000
Feature phones	(14,000)	(12,000)	(15,000)	(15,000)	(15,000)
Smartphones	29,000	17,000	(1,000)	33,000	44,000
Connected devices	(16,000)	(18,000)	(21,000)	(13,000)	6,000
ARPU (2)	$45.31	$44.74	$44.34	$44.12	$43.41
ABPU (Non-GAAP) (3)	$59.41	$57.75	$57.10	$56.69	$54.71
ARPA (4)	$119.42	$118.57	$118.22	$118.05	$116.36
ABPA (Non-GAAP) (5)	$156.57	$153.03	$152.26	$151.68	$146.65
Churn rate (6)	1.29%	1.19%	1.23%	1.27%	1.16%
Handsets	1.02%	0.92%	0.97%	1.00%	0.96%
Connected devices	3.04%	2.85%	2.79%	2.84%	2.33%
Prepaid
Total at end of period	528,000	527,000	525,000	519,000	515,000
Gross additions	80,000	78,000	88,000	83,000	102,000
Net additions	1,000	2,000	6,000	4,000	31,000
ARPU (2)	$32.09	$32.32	$31.78	$32.42	$33.12
Churn rate (6)	4.98%	4.83%	5.27%	5.09%	4.75%
Total connections at end of period (7)	5,050,000	5,051,000	5,063,000	5,096,000	5,089,000
Market penetration at end of period
Consolidated operating population	31,469,000	31,469,000	31,469,000	31,834,000	31,834,000
Consolidated operating penetration (8)	16%	16%	16%	16%	16%
Capital expenditures (millions)	$118	$86	$70	$213	$112
Total cell sites in service	6,506	6,478	6,473	6,460	6,436
Owned towers	4,119	4,105	4,099	4,080	4,051

(1)
As of January 1, 2018, U.S. Cellular adopted the new revenue recognition standard, ASC 606, using a modified retrospective approach.  Under this method, the new accounting standard is applied only to the most recent period presented.  As a result, 2018 amounts include the impacts of ASC 606, but 2017 amounts remain as previously reported.

(2)
Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

•Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
•Prepaid ARPU consists of total prepaid service revenues and prepaid connections.

(3)
Average Billings Per User (ABPU) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid connections and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(4)	Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.

(5)
Average Billings Per Account (ABPA) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid accounts and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(6)	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.

(7)	Includes reseller and other connections.

(8)	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2018 (1)	2017	2018 vs. 2017	2018 (1)	2017	2018 vs. 2017
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$759	$737	3%	$2,224	$2,223	–
Equipment sales	242	226	7%	692	639	8%
Total operating revenues	1,001	963	4%	2,916	2,862	2%

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	200	185	8%	566	549	3%
Cost of equipment sold	258	261	(1)%	716	749	(4)%
Selling, general and administrative	346	350	(1)%	1,014	1,041	(2)%
Depreciation, amortization and accretion	160	153	4%	478	460	4%
Loss on impairment of goodwill	—	370	N/M	—	370	N/M
(Gain) loss on asset disposals, net	3	5	(36)%	5	14	(61)%
(Gain) loss on sale of business and other exit costs, net	—	(1)	N/M	—	(1)	N/M
(Gain) loss on license sales and exchanges, net	—	—	N/M	(18)	(19)	6%
Total operating expenses	967	1,323	(27)%	2,761	3,163	(13)%

Operating income (loss)	34	(360)	N/M	155	(301)	N/M

Investment and other income (expense)
Equity in earnings of unconsolidated entities	42	35	19%	120	101	18%
Interest and dividend income	4	2	N/M	10	6	61%
Interest expense	(29)	(28)	(2)%	(87)	(85)	(3)%
Other, net	—	—	(7)%	—	1	N/M
Total investment and other income	17	9	93%	43	23	88%

Income (loss) before income taxes	51	(351)	N/M	198	(278)	N/M
Income tax expense (benefit)	14	(53)	N/M	55	(19)	N/M
Net income (loss)	37	(298)	N/M	143	(259)	N/M
Less: Net income attributable to noncontrolling interests, net of tax	1	1	40%	14	2	N/M
Net income (loss) attributable to U.S. Cellular shareholders	$36	$(299)	N/M	$129	$(261)	N/M

Basic weighted average shares outstanding	86	85	1%	85	85	1%
Basic earnings (loss) per share attributable to U.S. Cellular shareholders	$0.42	$(3.51)	N/M	$1.51	$(3.07)	N/M

Diluted weighted average shares outstanding	87	85	2%	86	85	2%
Diluted earnings (loss) per share attributable to U.S. Cellular shareholders	$0.41	$(3.51)	N/M	$1.49	$(3.07)	N/M
N/M - Percentage change not meaningful

(1)
As of January 1, 2018, U.S. Cellular adopted the new revenue recognition standard, ASC 606, using a modified retrospective approach. Under this method, the new accounting standard is applied only to the most recent period presented. As a result, 2018 amounts include the impacts of ASC 606, but 2017 amounts remain as previously reported.

United States Cellular Corporation
Consolidated Statement of Cash Flows
(Unaudited)
	Nine Months Ended September 30,
	2018 (1)	2017
(Dollars in millions)
Cash flows from operating activities
Net income (loss)	$143	$(259)
Add (deduct) adjustments to reconcile net income (loss) to net cash flows from operating activities
Depreciation, amortization and accretion	478	460
Bad debts expense	67	64
Stock-based compensation expense	26	21
Deferred income taxes, net	(4)	(73)
Equity in earnings of unconsolidated entities	(120)	(101)
Distributions from unconsolidated entities	90	85
Loss on impairment of goodwill	—	370
(Gain) loss on asset disposals, net	5	14
(Gain) loss on sale of business and other exit costs, net	—	(1)
(Gain) loss on license sales and exchanges, net	(18)	(19)
Noncash interest	2	1
Changes in assets and liabilities from operations
Accounts receivable	(1)	(16)
Equipment installment plans receivable	(88)	(164)
Inventory	15	36
Accounts payable	21	(58)
Customer deposits and deferred revenues	(5)	(13)
Accrued taxes	1	31
Accrued interest	9	9
Other assets and liabilities	(21)	7
Net cash provided by operating activities	600	394

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(277)	(252)
Cash paid for licenses	(2)	(189)
Cash received for investments	50	—
Cash paid for investments	—	(50)
Cash received from divestitures and exchanges	23	19
Other investing activities	3	—
Net cash used in investing activities	(203)	(472)

Cash flows from financing activities
Repayment of long-term debt	(14)	(9)
Common shares reissued for benefit plans, net of tax payments	7	1
Payment of debt issuance costs	(1)	—
Distributions to noncontrolling interests	(5)	(2)
Other financing activities	(4)	—
Net cash used in financing activities	(17)	(10)

Net increase (decrease) in cash, cash equivalents and restricted cash	380	(88)

Cash, cash equivalents and restricted cash
Beginning of period	352	586
End of period	$732	$498

(1)
As of January 1, 2018, U.S. Cellular adopted the new revenue recognition standard, ASC 606, using a modified retrospective approach. Under this method, the new accounting standard is applied only to the most recent period presented. As a result, 2018 amounts include the impacts of ASC 606, but 2017 amounts remain as previously reported.

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS
	September 30, 2018 (1)	December 31, 2017
(Dollars in millions)
Current assets
Cash and cash equivalents	$730	$352
Short-term investments	—	50
Accounts receivable	929	843
Inventory, net	123	138
Prepaid expenses	62	79
Other current assets	20	21
Total current assets	1,864	1,483

Assets held for sale	42	10

Licenses	2,189	2,223

Investments in unconsolidated entities	461	415

Property, plant and equipment, net	2,126	2,320

Other assets and deferred charges	546	390

Total assets	$7,228	$6,841

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY
	September 30, 2018 (1)	December 31, 2017
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$19	$18
Accounts payable	324	310
Customer deposits and deferred revenues	145	185
Accrued taxes	52	56
Accrued compensation	66	74
Other current liabilities	83	90
Total current liabilities	689	733

Deferred liabilities and credits
Deferred income tax liability, net	510	461
Other deferred liabilities and credits	386	337

Long-term debt, net	1,609	1,622

Noncontrolling interests with redemption features	11	1

Equity
U.S. Cellular shareholders’ equity
Series A Common and Common Shares, par value $1 per share	88	88
Additional paid-in capital	1,578	1,552
Treasury shares	(84)	(120)
Retained earnings	2,430	2,157
Total U.S. Cellular shareholders’ equity	4,012	3,677

Noncontrolling interests	11	10

Total equity	4,023	3,687

Total liabilities and equity	$7,228	$6,841

(1)
As of January 1, 2018, U.S. Cellular adopted the new revenue recognition standard, ASC 606, using a modified retrospective approach.  Under this method, the new accounting standard is applied only to the most recent period presented.  As a result, 2018 amounts include the impacts of ASC 606, but 2017 amounts remain as previously reported.

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)

Free Cash Flow
	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
(Dollars in millions)
Cash flows from operating activities (GAAP)	$235	$174	$600	$394
Less: Cash paid for additions to property, plant and equipment	103	96	277	252
Free cash flow (Non-GAAP) (1)	$132	$78	$323	$142

(1)
Management uses Free cash flow as a liquidity measure and it is defined as Cash flows from operating activities less Cash paid for additions to property, plant and equipment.  Free cash flow is a non-GAAP financial measure which U.S. Cellular believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.

Net income (loss) excluding goodwill impairment charge
The following non-GAAP financial measures present certain information in the table below excluding the effect of the goodwill impairment charge and related tax effects. The goodwill impairment charge, which occurred in the third quarter of 2017, is being excluded in this presentation, as it is not related to the current operations of U.S. Cellular. U.S. Cellular believes these measures may be useful to investors and other users of its financial information when comparing the current period financial results with periods that were not impacted by such a charge.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
(Dollars in millions, except per share amounts)
Net income (loss) attributable to U.S. Cellular shareholders (GAAP)	$36	$(299)	$129	$(261)
Adjustments:
Loss on impairment of goodwill	—	370	—	370
Tax benefit on impairment of goodwill (1)	—	(61)	—	(61)
Total adjustments (Non-GAAP)	—	309	—	309
Net income attributable to U.S. Cellular shareholders excluding goodwill impairment charge (Non-GAAP)	$36	$10	$129	$48

Diluted earnings (loss) per share attributable to U.S. Cellular shareholders (GAAP)	$0.41	$(3.51)	$1.49	$(3.07)
Adjustments:
Adjustment to weighted average diluted shares (2)	—	0.03	—	0.03
Loss in impairment of goodwill	—	4.30	—	4.31
Tax benefit on impairment of goodwill (1)	—	(0.71)	—	(0.71)
Diluted earnings per share attributable to U.S. Cellular shareholders excluding goodwill impairment charge (Non-GAAP)	$0.41	$0.11	$1.49	$0.56

Diluted weighted average shares outstanding (GAAP)	87	85	86	85
Adjustment to weighted average diluted shares (2)	—	1	—	1
Adjusted diluted weighted average shares (Non-GAAP)	$87	$86	$86	$86

(1)	Tax benefit represents the amount associated with the tax-deductible portion of the loss on goodwill impairment.

(2)	Adjustment to reflect the incremental shares deemed anti-dilutive for GAAP diluted earnings per share.

Postpaid ABPU and Postpaid ABPA
U.S. Cellular presents Postpaid ABPU and Postpaid ABPA to reflect the revenue shift from Service revenues to Equipment sales resulting from the increased adoption of equipment installment plans.  Postpaid ABPU and Postpaid ABPA, as previously defined herein, are non-GAAP financial measures which U.S. Cellular believes are useful to investors and other users of its financial information in showing trends in both service and equipment sales revenues received from customers.

For the Quarter Ended	9/30/2018 (1)	6/30/2018 (1)	3/31/2018 (1)	12/31/2017	9/30/2017
(Dollars and connection counts in millions)
Calculation of Postpaid ARPU
Postpaid service revenues	$607	$600	$598	$598	$586
Average number of postpaid connections	4.47	4.47	4.50	4.52	4.50
Number of months in period	3	3	3	3	3
Postpaid ARPU (GAAP metric)	$45.31	$44.74	$44.34	$44.12	$43.41

Calculation of Postpaid ABPU
Postpaid service revenues	$607	$600	$598	$598	$586
Equipment installment plan billings	189	174	172	170	152
Total billings to postpaid connections	$796	$774	$770	$768	$738
Average number of postpaid connections	4.47	4.47	4.50	4.52	4.50
Number of months in period	3	3	3	3	3
Postpaid ABPU (Non-GAAP metric)	$59.41	$57.75	$57.10	$56.69	$54.71

Calculation of Postpaid ARPA
Postpaid service revenues	$607	$600	$598	$598	$586
Average number of postpaid accounts	1.70	1.69	1.69	1.69	1.68
Number of months in period	3	3	3	3	3
Postpaid ARPA (GAAP metric)	$119.42	$118.57	$118.22	$118.05	$116.36

Calculation of Postpaid ABPA
Postpaid service revenues	$607	$600	$598	$598	$586
Equipment installment plan billings	189	174	172	170	152
Total billings to postpaid accounts	$796	$774	$770	$768	$738
Average number of postpaid accounts	1.70	1.69	1.69	1.69	1.68
Number of months in period	3	3	3	3	3
Postpaid ABPA (Non-GAAP metric)	$156.57	$153.03	$152.26	$151.68	$146.65

Numbers may not foot due to rounding.

(1)
As of January 1, 2018, U.S. Cellular adopted the new revenue recognition standard, ASC 606, using a modified retrospective approach. Under this method, the new accounting standard is applied only to the most recent period presented. As a result, 2018 amounts include the impacts of ASC 606, but 2017 amounts remain as previously reported.